Exhibit 99.1
Federal Home Loan Bank of Pittsburgh
Bylaws
ARTICLE I
Offices
Section 1 — Principal Office: The principal office of the Bank shall be located in the city of Pittsburgh, the county of Allegheny, the Commonwealth of Pennsylvania.
Section 2 — Other Offices: The Bank may have such other offices as the Board of Directors may designate or as the business of the Bank may require, from time to time.
ARTICLE II
Stockholders Meeting
Section 1 — Annual Meeting: The Board of Directors shall determine annually whether there shall be a meeting of the stockholders.
Section 2 — Special Meetings: Special meetings of the stockholders for any purpose or purposes may be called by the President or by any ~~seven~~eight members of the Bank’s Board of Directors, or by one-fourth of the stockholders of the Bank ~~entitled to cast one-fourth of the votes eligible to be cast at any such meeting.~~
Section 3 — Time and Place of Meeting: The Board of Directors may designate the time, day, and place for any annual meeting or any special meeting called by the Board of Directors. If a special meeting is called by the President, the Board of Directors shall designate the time, day, and place for a special meeting to be held not less than 15 days, nor more than 60 days after such request therefor. Should the Board of Directors fail to act for a period of 30 days after the request for a special meeting, the Corporate Secretary shall designate a time, day, and place for such a meeting. Any annual or special meeting shall be held within the Third District.
Section 4 — Notice of Meeting: The Corporate Secretary shall mail to each stockholder at its last known address as shown on the books of the Bank a notice of any annual or special meeting. Such notice shall be sent at least ~~10~~ten days before such meeting and shall contain a statement of the purpose(s) and of the time, day, and place of the meeting.
Section 5 — Quorum: The stockholders present shall constitute a quorum for the transaction of any business at a meeting of the stockholders.
Section 6 — Voting: Each stockholder of the Bank shall be entitled at every meeting of the stockholders to cast one vote for the transaction of any business coming before the meeting. The board of directors of each stockholder shall designate the officer or agent that may cast a vote at the stockholders meeting.

ARTICLE III
Directors
Section 1 — General Powers: The management of the business and the affairs of the Bank shall be vested in its Board of Directors.
Section 2 — Number, Tenure, and Qualifications: The number of Directors of the Bank shall ~~be 14, who shall be appointed~~consist of 14 persons or such other number as determined by the Federal Housing Finance Agency (“Finance Agency”). All Directors shall meet and maintain all eligibility requirements for such office. Member Directors must constitute a majority of the Board but not more than 60 percent and Independent Directors must comprise not fewer than 40 percent of the Board, and at least two Independent Directors must also qualify as public interest directors. The Directors shall be nominated and elected in such manner and for such terms of office as provided ~~for~~ in ~~§7 of~~ the Federal Home Loan Bank Act, as amended~~,~~ (“Bank Act”) and the Rules and Regulations of the ~~Federal Housing Finance Board, and who shall meet and maintain the eligibility requirements for such office~~Finance Agency.
Section 3 — Director Elections:
a)	Classification. Directors are divided into two classes:
i)	Member Directors, who are elected by a plurality of the votes of the members of a state located in the district from among eligible persons nominated by a member institution within that state; and

ii)	Independent Directors, who are elected by a plurality of the votes of the members of the Bank at large from among eligible persons nominated by the Board after consultation with the Affordable Housing Advisory Council of the Bank.
b)	Independent Director Nomination Procedures. The following activities shall be conducted in accordance with procedures adopted by the Governance Committee from time to time:
i)	Nominations. The Governance Committee shall notify the members and the Affordable Housing Advisory Council that it is seeking nominations for open Independent Directorships. The Governance Committee will identify Independent Director candidates from the completed nominating certificates received prior to the date set by the Bank for delivery of nominating certificates.

ii)	Consultation with the Affordable Housing Advisory Council. Prior to recommending any individual for an Independent Directorship, representatives of the Board will consult with members of the Affordable Housing Advisory Council.

iii)	Nominating Independent Directors. The Governance Committee shall make recommendations to the Board of Directors on nominations for Independent Directorships.

iv)	Board Nomination of Independent Directors. The Board of Directors shall select the Independent Director nominees for election. Prior to announcing any Independent Director nominee, the Bank shall deliver to the Finance Agency a copy of the Independent Director Application Forms submitted by the nominees.

Section 4 —Regular Meetings: Regular meetings of the Board of Directors may be held at such place and time as shall be determined, from time to time, by resolution of the Board of Directors; provided, however, that such meetings shall be held at least quarter-annually. Regular meetings may be held without notice thereof. Regular meetings may be held by telephone conference or other electronic means at which all members of the Board attending the meeting are able to hear and be heard by all other persons who are participating.
~~Section 4 —~~Section 5 — Special Meetings: Special meetings of the Board of Directors may be called by its ~~Chairman~~Chair or the President of the Bank and shall be called by the Corporate Secretary on the written request of three Directors stating the reasons therefor.
~~Section 5 —~~Section 6 — Special Meeting Notice: Notice of any special meeting shall be given at least ~~5~~five days previously thereto by written notice delivered or mailed to each Director, by ~~telegram~~e-mail or by facsimile. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, properly addressed with postage thereon prepaid. If notice is given by ~~telegram~~e-mail, such notice shall be deemed to be delivered when the ~~telegram is delivered to the telegraph company~~e-mail is sent to the last e-mail address provided to the Bank by each Director. If notice is given by facsimile, such notice shall be deemed to be delivered when the notice has been transmitted with a machine-produced receipt of proper transmittal generated. Any Director may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convenient. The notice of such special meeting shall stipulate the time and place of such meeting and shall contain the statement of the purpose(s) of such meetings. Such meetings may be held at any time and place without previous notice if all the Directors are actually present, or notice may be waived by any Director.
Section ~~6~~7 — Quorum: At any regular or special meeting of the Board of Directors, the majority of those authorized to act as Directors shall constitute a quorum for the transaction of business. If less than the majority is present at a meeting, the majority of the Directors present may adjourn the meeting, from time to time, without further notice.
Section ~~7 — Chairman~~8 — Officers of the Board: There shall be a ~~Chairman~~Chair who shall be designatedelected by a majority ofthe Board of Directors. The ~~Chairman~~Chair of the Board of Directors shall, when present, preside at all meetings of the Board of Directors and of the stockholders. ~~He~~The Chair shall in general perform all duties incident to the office and such other duties as shall be prescribed by the Board of Directors, from time to time.
~~Section 8 — Vice Chairman:~~ There shall also be a Vice ~~Chairman~~Chair who shall be ~~designated by~~elected by a majority of the Board of Directors. In the absence or disability of the ~~Chairman~~Chair, the ~~Vice Chairman of the Board of Directors~~Chair shall exercise all powers and discharge all of the duties of the ~~Chairman of the Board~~Chair, including presiding at meetings of the Board of Directors and of the stockholders. The ~~Vice Chairman of the Board~~Chair shall also perform all duties incident to the office and such other duties as shall be prescribed by the Board of Directors, from time to time.
A Chair, Vice Chair, acting Chair or acting Vice Chair of the Board of Directors may be removed from his or her position as an officer of the Board of Directors for good cause by vote of a majority of the Directors. A successor to the officer being removed shall then be elected by a majority of the Directors to complete the remaining term of the office of the Director.
Section 9 — Corporate Secretary~~.~~: The Corporate Secretary shall (a) keep the minutes of the proceedings of the Board of Directors and Executive Committee in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these ~~bylaws~~Bylaws; (c) be custodian of the corporate records and of the seal of the Bank; and (d) in general, perform all duties incident to the office of the Corporate Secretary and such other duties as, from time to time, may be assigned to him or her by the President or by the Board of Directors.
Section 10 — Order of Business: At meetings of the Board of Directors, business shall be transacted in such order as, from time to time, the Board of Directors may determine by resolution. In the absence of the ~~Chairman~~Chair and Vice ~~Chairman~~Chair, a ~~Chairman~~Chair pro tempore selected by the Board of Directors shall preside.
Section 11 — Consent of Directors In Lieu of Meeting: Any action required to be taken at any meeting of the Board may be taken without a meeting if a majority of the members of the Board consent to such action in writing (including, without limitation, a writing executed via electronic means) and the writing or writings are filed with the minutes of the proceedings of the Board.
Section 12 —Vacancies~~. In the event that there is:~~ When a vacancy ~~created in an elected directorship~~occurs on the Board of Directors, the remaining ~~members of the Board of~~ Directors shall elect ~~a replacement~~an individual to fill the unexpired term of office of thevacant directorship~~. Vacancies created in an appointed directorship shall be filled by an appointment of the Federal Housing Finance Board.~~ by a majority vote, regardless of whether the remaining Directors constitute a quorum.
~~Section 12 —~~Section 13 — Compensation: Members of the Board of Directors shall receive compensation for their services as provided for in a resolution appropriately adopted by the Board of Directors, from time to time, subject to the ~~limits~~ any requirements or limitations set forth ~~in~~ by the ~~Federal Home Loan Bank Act~~ Finance Agency.
ARTICLE IV
Committees
Section 1 — Executive Committee: At the first meeting of each fiscal year, the Board of Directors shall select an Executive Committee consisting of the ~~Chairman~~Chair of the Board, who shall serve as ~~Chairman~~Chair of the Executive Committee; the ~~Chairman~~Chair of each Standing Committee of the Board of Directors, if any; and any other member of the Board so elected to the Executive Committee. The Secretary of the Executive Committee shall be the Corporate Secretary. During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise all of the powers of the Board of Directors in the management and direction of the affairs of the Bank in all cases in which specific directions shall not have been given by the Board of Directors. All action by the Executive Committee shall be reported to the Board of Directors at its meeting next succeeding such action and shall be subject to revision and alteration by the Board of Directors; provided, however, that no rights of third party shall be effected by any such revision or alteration. Regular minutes of the proceeding of the Executive Committee shall be kept in a book provided for that purpose. In the event that any member(s) of the Executive Committee named by the Board of Directors are unavailable for duty, any member of the Board of Directors may be selected by the person calling a meeting of the Executive Committee and may serve and shall be in power to act as an alternate member of the Executive Committee. A majority of the Executive Committee shall be necessary to constitute a quorum, and in every case, the affirmative vote of the majority of the members shall be necessary for the passage of any resolution. The Executive Committee may act by the written resolution of a quorum thereof; although not formally convened~~;~~, it shall fix its own rules and procedures~~;~~, and shall also meet at the call of the ~~Chairman~~Chair, Vice ~~Chairman~~Chair~~,~~ the President, or Vice President of the Bank.
Section 2 — ~~Executive Committee~~ Telephone Meetings: Whenever the person calling a meeting of ~~the Executive~~a Committee ~~or the Executive Committee by resolution shall~~ determines that in the interest of time and economy, it is desirable that a meeting(s) of the Executive Committee to be so held, such meeting shall be conducted by telephone conference or other acceptable electronic method at which all members of the ~~Executive~~ Committee attending the meeting are able to hear and be heard by all other persons who are participating. At such telephone meetings, the ~~Executive~~ Committee is in power to act upon any matter(s) requiring action, notwithstanding that the same may not have been included in an agenda submitted to members prior to such meeting. The majority of the ~~Executive~~ Committee shall be necessary for the passage of any ~~resolution~~action. Minutes of ~~the telephonic~~such meetings of the ~~Executive~~ Committee shall be kept in the same manner as the minutes of other meetings.
Section 3 — Audit Committee: At the first meeting of each fiscal year, the Board of Directors shall select an Audit Committee comprised of ~~five or more~~ Directors ~~each of whom~~who shall meet the criteria for independence set forth in the ~~Finance Board Regulations. The Audit Committee shall include a balance of representation of community financial institutions and other members as well as a balance of Elected and Appointed Directors~~Bank Act and the Rules and Regulations of the Finance Agency. The terms of the members of the Audit Committee shall be staggered to provide for continuity of service. The Secretary of the Audit Committee shall be the Internal Auditor of the Bank. The Audit Committee shall operate in accordance with the Rules and Regulations of the Finance ~~Board~~Agency and its Charter.
Section 4 — Governance Committee: At the first meeting of each fiscal year, the Board of Directors shall select a Governance Committee that shall have general responsibility for establishing and overseeing the processes of the Board of Directors. The Governance Committee shall be responsible for nominating candidates for the positions of Chair and Vice Chair of the Board of Directors, and for nominating candidates for the positions of Chairs and members of the each Committee of the Board. The Governance Committee shall also have the responsibility to oversee the election of ~~director~~Directors process. The Secretary of the Governance Committee shall be the General Counsel of the Bank. The Governance Committee shall operate in accordance with its Charter.
Section 5 — Committees: The Board of Directors may elect such other Standing Committees each to consist of two or more Directors as it may, from time to time, determine which ~~committee~~Committees shall serve for such term and shall have and may exercise such duties, functions, and powers as the Board of Directors may, from time to time, prescribe in the ~~charter~~Charter for such ~~committees~~Committees. In addition to the foregoing, the Board of Directors may, from time to time, designate a member(s) of the Board of Directors as a special Ad Hoc Committee to handle such matters and with such powers as the Board of Directors may specify. Any Committee may have additional responsibilities as determined by the Board of Directors.All action taken by any ~~committee~~Committee shall be reported to the Board of Directors at such times as the Board of Directors shall direct. Any Committee may elect one or more Subcommittees, consisting of two or more Directors, for such term and having such duties, functions, and powers as the Committee may, from time to time, prescribe. All action taken by any Subcommittee shall be reported to the Committee at such times as the Committee shall direct.
Section 6 — Consent of Directors in Lieu of Meeting: Any action required to be taken at any meeting of a Committee may be taken without a meeting if a majority of the members of the Committee consent to such action in writing (including, without limitation, a writing executed via electronic means) and the writing or writings are filed with the minutes of the proceedings of the Committees.
ARTICLE V
Officers and Employees
Section 1 — Election or Appointment of Officers: The officers of the Bank shall be a President, Treasurer, Secretary and one or more Vice Presidents, all of whom shall be appointed ~~by the Board of Directors~~as set forth herein. One person may hold any two offices. The Board of Directors may also appoint such other officers as they shall deem necessary and who shall have such authority and shall perform such duties as, from time to time, may be prescribed by the Board of Directors.
Section 2 — President: The President shall be the Chief Executive Officer of the Bank and, as such, shall be primarily responsible for the operation and management of the Bank and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall preside at all meetings of the stockholders, in the absence of the ~~Chairman~~Chair and the Vice ~~Chairman~~Chair of the Board.
Section 3 — ~~Vice President~~Other Officers: The other officers shall have such powers and duties as are usually incident to their respective offices and such as may be assigned to them by the Board of Directors or the President. They shall have full responsibility for the operation of the Bank under the direction of the Board of Directors, the Executive Committee and the President. They shall make a full report to the ~~committees~~Committees of the Board of Directors of matters under consideration or to be considered by such ~~committees~~Committees and shall see that a full report of the operation of the Bank is made to the Board of Directors at each regular meeting. ~~When so designated by resolution of the Board of Directors and under such directions as be stated therein, the President or Vice President or other officers may act as ex officio members of any committee of the Board of Directors, except the Executive Committee, provided that the presence of only one such ex officio member may be counted and determined for the requirement of a quorum.~~
Section 4 — Term of Office~~.~~: The Board of Directors shall designate the officers of the Bank, or in its sole discretion it may elect to designate only a subset of officers delegating to the President the authority to designate other officers of the Bank. All officers shall hold office until their respective successors are appointed and qualified. Any officer appointed by the Board of Directors may be removed from the office at any meeting of the Board of Directors with or without cause by the affirmative vote of the majority of the Directors then in office whenever, in their judgment, the business interest of the Bank will be served thereby. Any officer appointed by the President may be removed by the President with or without cause at any time whenever, in the judgement of the President, the business interest of the Bank will be served thereby. An officer may resign by written notice to the Bank. The resignation shall be effective upon receipt by the Bank or at a subsequent time specified in the notice of resignation. The Board of Directors or the President as so delegated shall have the power to fill any vacancy in any offices occurring from whatever reason.
Section 5 — Compensation.: The Board of Directors shall fix the compensation of the officers or a subset of officers and may delegate the authority to set the salaries of all other officers and employees to the President.
Section 6 — Employees: There shall also be such other employees as the President or Board of Directors may authorize or whose appointment the Board of Directors may ratify, and they shall have such duties as shall be assigned to them by the Board of Directors and the President of the Bank.
Section 7 — Legal Counsel: The Board of Directors may appoint a General Counsel who shall advise the Board of Directors and officers on all legal matters affecting the Bank, and shall perform such additional duties as may be assigned to him or her by the Board of Directors or the President.
ARTICLE VI
Capital Stock
Section 1 — Issue of Stock: The Bank shall maintain a book entry system whereby the Bank shall issue stock upon payment therefor, and the member stockholder shall acquire ownership interest in stock so issued solely and exclusively by notation upon the books of the Bank of the number of shares of stock issued in the name of the member stockholder.
Section 2 — Transfer of Stock: Subject to the provisions of the ~~Federal Home Loan~~ Bank Act~~, as amended,~~ and the Rules and Regulations of the ~~Federal Housing~~ Finance ~~Board~~Agency, shares of stock of the Bank shall be transferable only upon its books by the duly authorized representative of the member stockholder thereof as shown on the books of the Bank.
Section 3 — ~~Certificates of Stock: If expressly requested to do so by a stockholder, the President shall issue or cause to issue a certificate or certificates signed by any two officers of the Bank with the seal of the Bank affixed thereto in such form as the Board of Directors of the Bank shall approve certifying the number of shares of stock of the Bank owned by such stockholder. Such signatures and seal may be a facsimile and may be mechanically reproduced thereon. Such certificates shall state on their face that they are not negotiable or transferable except by the Bank and they may not be used as security except as additional security to repay any Bank advance.Section 4 —~~ Dividends: Dividends may be declared by the Board of Directors at its discretion out of current net earnings or previously retained earnings remaining after all reserves and charge-offs required under the ~~Federal Home Loan~~ Bank Act, ~~as amended,~~ have been provided for.

ARTICLE VII
General Provisions
Section 1 — Minutes: Accurate minutes of all meetings of the Board of Directors, the Executive Committee, the Audit Committee, the Governance Committee, and any other ~~committee~~Committee shall be signed by the presiding officer and attested to by the ~~Secretary~~secretary officiating at such meetings. The original copies of such minutes shall be preserved by the Bank in minute books in custody of the Corporate Secretary but available to any member of the Board of Directors, or to any ~~Board member,~~ examiner or other official representative of the ~~Federal Housing~~ Finance ~~Board~~Agency.
Section 2 — Banking Hours: The Bank shall be kept open for business for such hours as the Board of Directors or President shall fix, and employees shall remain in performance of their duties for such hours as may be required by the Board of Directors or President.
Section 3 — Deposits: All funds of the Bank not otherwise employed shall be deposited, from time to time, to the credit of the Bank in such banks, trust companies, or other depositories as the Board of Directors may select, all in accordance with ~~Federal Housing Finance Board policy~~any applicable regulatory requirements.
Section 4 — Budget: The President of the Bank shall prepare and submit to the Board of Directors a proposed budget for the following calendar year. The Board of Directors shall promptly consider the proposed budget and shall adopt the budget for the following calendar year.
Section 5 — Insurance: The Bank shall have the power to purchase and maintain insurance on the assets of the Bank and surety bonds covering all officers, employees, and agents having control over or access to monies or securities owned by the Bank or in its possession. The Bank may also purchase and maintain insurance on behalf of any person who is or was a ~~director~~Director, officer, employee or agent of the Bank or is or was serving at the request of the Bank as a ~~director~~Director, officer, employee or agent of any corporation, partnership, joint venture, trust or other enterprise against any liability asserted or threatened against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Bank would have the power to indemnify him against such liability under the provisions of this Article VII.
Section 6 — (a) Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (“Proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a ~~director~~Director or officer of the Bank or, as a ~~director~~Director or officer of the Bank, is or was serving at the request of the Bank or as required by law as a ~~director~~Director, officer, employee, member or agent of another corporation, partnership, joint venture, trust, council, advisory committee or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action in an official capacity as a ~~director~~Director, officer, trustee, employee or agent or in any other capacity, shall be indemnified and held harmless by the Bank to the fullest extent not prohibited by law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Bank to provide broader indemnification rights than said law permitted the Bank to provide prior to such amendment), against all expenses, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that the Bank shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) initiated by such person was authorized by the Board of Directors of the Bank. Such right shall include the right to be paid by the Bank expenses, including attorney’s fees, incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of such Proceeding shall be made only upon delivery to the Bank of an undertaking, by or on behalf of such ~~director~~Director or officer, in which such ~~director~~Director or officer agrees to repay all amounts so advanced if it should be ultimately determined that such person is not entitled to be indemnified under this resolution or otherwise.
     (b) Determination of Right to Indemnification. Indemnification under paragraph (a) shall be made promptly, and in any event within ~~thirty~~30 days after a written claim therefor has been received by the Bank, unless a determination is made by the Bank reasonably and within such ~~thirty-~~30-day period, in the manner described herein, that the Bank is prohibited from paying such indemnification. Such determination shall be based on the facts known at the time and shall be made (i) by a majority vote of a quorum consisting of Directors of the Bank who were not and are not parties to or threatened to be made a party to such Proceeding, or (ii) if such a quorum of disinterested ~~directors~~Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services, for the Office of Finance, any Federal Home Loan Bank, or any person to be indemnified, or (iii) by the court in which such Proceeding was brought or any other court of competent jurisdiction.
     (c) Right of Claimant to Bring Suit. (i) If a claim under paragraph (a) is not paid in full by the Bank within ~~thirty~~30 days after a written claim therefor has been received by the Bank, the claimant may any time thereafter bring suit against the Bank to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking has been tendered to the Bank) that the Bank is prohibited by law to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Bank.
(ii) Neither the failure of the Bank (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances nor an actual determination by the Bank (including its Board of Directors or independent legal counsel) that the claimant is not entitled to indemnification, shall be a defense to the action or create a presumption that the claimant is not entitled to the indemnification.
     (d) Contractual Rights; Applicability. The right to be indemnified or to the reimbursement or advancement of expenses pursuant hereto (i) is a contract right based upon good and valuable consideration, pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Bank and the ~~director~~Director or officer, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto.

     (e) Requested Service. Any ~~director~~Director or officer of the Bank who solely by virtue of being a ~~director~~Director or officer of the Bank is or was serving as a ~~director~~Director, officer, employee, member or agent of another corporation, partnership, joint venture, trust, council, advisory committee or other enterprise, including service with respect to employee benefit plans, shall be deemed to be doing so at the request of the Bank.
     (f) Non-Exclusivity of Rights. The rights conferred on any person by paragraphs (a) and (c) shall not be exclusive of and shall be in addition to any other right which any person may have or may hereafter acquire under any statute, provision of the Articles of Incorporation, Code of Regulations, resolution, agreement, vote of disinterested ~~directors~~Directors or otherwise.
Section 7 — Checks, Drafts, Etc.: All checks, drafts, or other orders for the payment of money, notes, or other evidence of indebtedness issued in the name of the Bank shall be signed by any two such officers or agents and in such manner as shall, from time to time, be determined by resolution of the Board of Directors.
Section 8 — Signing of Papers: All contracts, deeds, bonds, assignments, releases, or other legal documents of the Bank shall be signed by an officer or other authorized employee of the Bank.
Section 9 — Operations: The Bank shall operate and conduct business within the provisions of the ~~Federal Home Loan~~ Bank Act, ~~as amended,~~ the Rules and Regulations of the ~~Federal Housing~~ Finance ~~Board~~Agency, its certificate of organization, and these ~~bylaws~~Bylaws.
Section 10 — Fiscal Year: The fiscal year of the Bank shall begin on the first day of January.
Section 11— — Emergency Action: In the event of an emergency, the President (or in the President’s absence, two or more of the highest ranking and available officers of the Bank) is authorized to declare that an emergency exists and to take such actions as are considered necessary or appropriate in order to address such emergency or to provide for the uninterrupted continuance of the business of the Bank. To the extent possible or practicable, the entire Board shall be notified of the emergency and of the emergency actions being considered. Notwithstanding the preceding, whenever the aforementioned officers are of the opinion that an emergency exists and that notification to the Board is not possible or is impractical under the circumstances, such officers shall have authority to declare that an emergency exists and to take such actions as they deem to be necessary or appropriate to effectuate the purposes of this provision. In the event of an emergency, all available members of the Board shall be considered a quorum for Board action. Any provisions of these Bylaws and any Board resolutions that are contrary to this provision shall be suspended until it shall be determined by said officers or Board members that the conduct and management of the Bank shall resume under the otherwise applicable Bylaws provisions and resolutions. For purposes of this provision, “emergency” means any condition that: (i) significantly interferes, or may significantly interfere, with the conduct of normal business operations of the Bank; or (ii) poses an imminent or existing threat to the safety and security of persons or property, or both. Without limitation, an emergency condition, as defined hereinabove, may arise as a result of any one or more of the following: fire; earthquake; flood; wind; rain or snow storm; power failure; labor dispute; transportation failure; war or warlike condition; act or threatened act of terrorism; bombing or bomb threat; and riot; civil commotion or other acts of lawlessness or violence.

Section 12 — Amendment: The ~~bylaws~~Bylaws of the Bank may be amended by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board of Directors provided that each Director shall have been given notice of the proposed amendment and of the form of such amendment at least ~~10~~ten days preceding any meeting called for such purpose. The ~~bylaws~~Bylaws may be amended by the affirmative vote of the majority of the Board of Directors at any regular meeting without written notice of the proposed amendment and of the form of the amendment being given to each Director provided that the form of the proposed amendment has been submitted to the previous regular meeting of the Board of Directors and has been incorporated in the minutes of said meeting.
~~Section 12 —~~Section 13 — Corporate Seal: The seal of the Bank shall be as affixed hereto and shall be in charge of the Corporate Secretary.
Revised ~~12/2000~~2/2010